UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2022
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Brigham Minerals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38870	83-1106283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5914 W. Courtyard Drive,	Suite 200
Austin,	TX	78730
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:	(512)	220-6350
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01	MNRL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 22, 2022, Brigham Minerals, LLC (“Brigham LLC”), a wholly owned subsidiary of Brigham Minerals, Inc. (the “Company”), entered into a definitive purchase and sale agreement (the “Purchase Agreement”) with Avant Royalties, LP, Avant Royalties II, LP and Avant Royalties II Sidecar Fund, LP (collectively, the “Sellers”), pursuant to which Brigham LLC will acquire certain mineral and royalty interests from the Sellers (the “Midland Acquisition”). The Midland Acquisition is expected to close in the fourth quarter of 2022, subject to the completion of due diligence and the satisfaction of customary closing conditions, and will have an effective date of July 1, 2022. The Company intends to finance the Midland Acquisition through a combination of cash on hand and borrowings under the Company’s revolving credit facility.

Upon closing of the Midland Acquisition, and assuming no adjustments to the purchase price, Brigham LLC will deliver to the Sellers $132,500,000 of cash consideration (the “Unadjusted Purchase Price”), less and except $6,625,000 of the cash consideration that will be deposited into an escrow account as a deposit (the “Deposit”) to assure Brigham LLC’s performance of its obligations under the Purchase Agreement. The Unadjusted Purchase Price is subject to certain adjustments including for, but not limited to, proceeds or revenues received by Brigham LLC attributable to periods prior to the effective date, proceeds or revenues received by the Sellers attributable to periods after the effective date, title defects and property taxes, as set forth in the Purchase Agreement.

Brigham LLC and the Sellers each made certain customary representations, warranties and covenants in the Purchase Agreement, including a covenant by the Sellers to conduct their business in the ordinary course during the period between execution of the Purchase Agreement and the closing of the Midland Acquisition, subject to certain exceptions. Brigham LLC, on the one hand, and the Sellers, on the other hand, agreed to indemnify each other and their respective affiliates, directors, officers, partners, members, managers, employees, agents and advisors against certain losses resulting from breaches of their respective representations, warranties and covenants, subject to certain negotiated limitations and survival periods set forth in the Purchase Agreement.

The Purchase Agreement contains certain termination rights for both Brigham LLC and the Sellers, including (and subject to certain exceptions in each case): (i) by the parties by mutual agreement in writing, (ii) by Brigham LLC upon notice in writing to the Sellers if there has been a material breach by the Sellers of any representation, warranty or covenant contained in the Purchase Agreement, (iii) by the Sellers upon notice in writing to Brigham LLC if there has been a material breach by Brigham LLC of any representation, warranty or covenant contained in the Purchase Agreement, (iv) by either party upon notice in writing to the other party if any governmental authority having competent jurisdiction has issued a final, non-appealable order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Purchase Agreement, or (v) by either party upon notice in writing to the other party if the transactions contemplated by the Purchase Agreement have not been consummated by November 30, 2022. If the Purchase Agreement is terminated pursuant to clause (i) or (iv) above, Brigham LLC shall be entitled to receive the Deposit. If the Sellers terminate the Purchase Agreement pursuant to clause (iii) or (v) above, subject to certain exceptions, the Sellers are entitled to retain the Deposit as liquidated damages. If Brigham LLC has the right to terminate the Purchase Agreement pursuant to clause (ii) or (v) above, subject to certain exceptions, Brigham LLC has the right to, at its option, either terminate the Purchase Agreement and receive the Deposit or enforce specific performance of the Purchase Agreement in lieu of termination.

The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 7.01    Regulation FD Disclosure

On August 22, 2022, the Company issued a press release announcing the Midland Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1*	Purchase and Sale Agreement, dated as of August 22, 2022, by and among Brigham Minerals, LLC, Avant Royalties, LP, Avant Royalties II, LP and Avant Royalties II Sidecar Fund, LP.
99.1	Press release issued by Brigham Minerals, Inc., dated August 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 26, 2022	BRIGHAM MINERALS, INC.

		By:	/s/ Kari A. Potts
		Name:	Kari A. Potts
		Title:	Vice President, General Counsel, Compliance Officer
and Corporate Secretary